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                              WKA EL CON ASSOCIATES

                             JOINT VENTURE AGREEMENT

                              DATED JANUARY 9, 1990








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                              WKA EL CON ASSOCIATES

                             JOINT VENTURE AGREEMENT

        Agreement made the 9th day of January, 1990 by and among WMS EL CON CORP., a Delaware corporation ("WMS"), International Textile Products of Puerto Rico, Inc., a Puerto Rican corporation ("ITP"), KMA Associates of Puerto Rico, Inc., a Puerto Rican corporation ("KMA") (ITP and KMA being referred to herein collectively as the "Koffman Venturers") and Hospitality Investor Group, S.E., a Puerto Rico Special Partnership ("HIG") (WMS, the Koffman Venturers and HIG are hereinafter sometimes referred to collectively as the "Venturers" and separately as a "Venturer").

                                     W I T N E S S E T H:

        WHEREAS, the Venturers desire to associate themselves and to form a joint venture (the "Venture") for the purpose of becoming a general partner and a limited partner of El Conquistador Partnership L.P. to be formed under the terms of an agreement of limited partnership (the "El Conquistador Partnership Agreement") between the Venture and Kumagai Caribbean, Inc., a Texas Corporation; and

        WHEREAS, the purpose of El Conquistador Partnership L.P. is to acquire, own, renovate, construct, develop and operate the facility in Fajardo, Puerto
Rico formerly known as the El Conquistador Hotel as a first-class, luxury destination mega-resort, all as more fully described in the El Conquistador Partnership Agreement; and








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        WHEREAS,   the  Venturers  desire  that  their  respective   rights  and
obligations in connection with the Venture and their respective participation in the profits or liabilities derived therefrom be defined by an agreement in writing;

        NOW, THEREFORE, the parties hereto agree as follows:

        1.     Definitions.

               Capitalized terms used in this agreement and not otherwise defined shall have the same meaning ascribed to such terms in the el Conquistador Partnership Agreement.

               1.1.    "Appendix" means the Appendix attached to this agreement.
               1.2.    "Capital Account" is defined in Section  hereof.
               1.3. "Capital Contribution" means the amount to be contribute to the Venture by any Venturer pursuant to Article hereof.

               1.4.    "Committee" is defined in Section  hereof.

               1.5. "Extraordinary Cashflow" means distributions to the Venture from El Conquistador Partnership L.P. out of funds constituting Extraordinary Cashflow under the El Conquistador Partnership Agreement plus the proceeds from the sale or financing of all or any portion of the Venture's interest in El Conquistador Partnership L.P. less all costs and expenses associated with such sale or financings and any amounts reasonably reserved by the Committee.

               1.6. "Gain from a Capital Transaction" means amounts constituting a Gain from a Capital Transaction under the El Conquistador Partnership Agreement allocated to the Venture and gain realized by the Venture from the sale of all or any portion of the Venture's interest in the El Conquistador Partnership L.P.

               1.7.    "Interest" is defined in Section  hereof.


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               1.8. "Operating Cashflow" means distributions to the Venture from
El Conquistador Partnership L.P. out of funds constituting Operating Cash Flow under the El Conquistador Partnership Agreement and interest income received by the Venture from the investment of funds less all cash expended or reserved for currently due or maturing liabilities.

               1.9.    "Percentage Interest" is defined in Section  hereof.

               1.10. "Target Capital Account" means for any Venturer the Capital Account of such Venturer (which may be positive or negative) as of the most recently completed fiscal year which would equal the hypothetical distribution that any such Venturer would receive if the Venture sold all of its assets (including cash) for cash equal to the tax basis of such assets as of the end of such fiscal year (or book value if any adjustment has been made pursuant to Regulation Section 1.704-1(b)(2)(iv)(g)) and all liabilities allocable to those assets were due and satisfied according to their terms (limited with respect to each nonrecourse liability to the book basis of the assets securing that liability, or book value if an adjustment has been made pursuant to Regulation Section 1.704-1(b)(2)(iv)(g)) and all net assets of the Partnership (including the proceeds from the disposition) were distributed pursuant to Sections 10.2.3 and 10.2.4 hereof as of the last day of such fiscal year reduced by each Venturer's share of Partnership Minimum Gain and Partner Minimum Gain immediately prior to the hypothetical sale and such Venturer's share of Distributable Cash of the El Conquistador Partnership L.P. which is to be distributed to such Venturer which if taken into account hereunder shall not be taken into account when distributed and increased by the amount distributable to such Venturer pursuant to the last sentence of Section 10.3 and reduced by the Capital Contribution such Venturer would be required to maKe to the Venture pursuant to Section 10.3.


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               1.11.   "Tax Matters Partner" is defined in Section 5.5 hereof.

               1.12. "Unrecovered Capital" means with respect to each Venturer the amount at any time of such Venturer's Capital Contribution actually made to the Venture, reduced (but not below zero) by distributions to such Venturer of (i) proceeds from El Conquistador Partnership L.P. which are treated under the El Conquistador Partnership Agreement as a return of Unrecovered Capital and (ii) proceeds from the sale or refinancing of the Venturer's interest in El Conquistador Partnership L.P.

        2.     The Venture.

               2.1. The Venturers hereby form the Venture under the general partnership law of the State of New York for the purpose of becoming a general partner and a limited partner of El Conquistador Partnership L.P., and to perform any and all acts and services necessary or desirable in connection therewith and the financing thereof.

               2.2. The name of the Venture shall be WKA El Con Associates or such other name as the Venturers may agree. Promptly after the execution hereof, the Venturers shall execute and cause to be filed such certificates of doing business under an assumed name or other documents as may be required by law to authorize the Venture to conduct its business, including compliance with any applicable laws of the Commonwealth of Puerto Rico.

               2.3. The principal office of the Venture shall be located in such place as the Venturers may agree.

               2.4. The term of the Venture shall commence as of the date of this agreement and continue for 50 years from the date hereof, unless sooner terminated as provided in Article 10 hereof.


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               2.5. The relationship among the Venturers shall be limited to the performance of the specific purposes and objectives of the Venture as set forth in this agreement. Nothing herein shall be construed to create a general purpose partnership among the Venturers; to authorize any Venturer to act as general agent for any other; or to confer or grant to any Venturer any proprietary interest in, or to subject any Venturer to any liability for or in respect of, the business, assets, profits or obligations of any other Venturer, except only to the extent contemplated by this agreement.

        3.     Management of the Venture.

               3.1. The business and affairs of the Venture shall be supervised by and, except as otherwise provided herein, all acts and decisions of the Venture in its capacity as general partner of El Conquistador Partnership L.P. or otherwise shall be performed or made by a Venturers Committee (the "Committee"). The Committee shall consist of six persons, three of whom shall be designated in writing by WMS, two of whom shall be designated in writing by the Koffman Venturers, and one of whom shall be designated in writing by HIG. The initial designees of the Venturers to serve on the Committee shall be Louis J. Nicastro, Norman J. Menell and Neil D. Nicastro for WMS, Burton I. Koffman and Richard E. Koffman for the Koffman Venturers and Hugh A. Andrews for HIG. Any Venturer may change its Committee designees by notice given to the other Venturers not less than ten days prior to the effective date of such change.

               3.2.  The  Committee   shall  meet  in  person  or  by  telephone
conference call at times and places fixed by the Committee or by the WMS designees as necessary for conducting the business of the Venture upon at least 24 hours' prior notice. At any meeting, a majority of


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the full number of members of the  Committee  shall be required  for any and all action to be taken by the Committee. In lieu of a meeting, any action to be taken by the Committee may be taken by written consent executed by a majority of the full number of members of the Committee. Any member of the Committee is authorized to give written certification to any third party as to any action taken by the Committee as aforesaid.

               3.3. The Committee shall have authority to appoint and employ such managers, employees, consultants and agents for the Venture as it shall deem appropriate and may delegate to them any and all of its power and authority hereunder.

               3.4. The EL Conquistador Partnership Agreement in the form annexed hereto as Exhibit A and all agreements annexed to such agreement or referred to therein as being executed concurrently therewith are specifically authorized and approved by each of the Venturers, and each Venturer, acting alone, is authorized to execute such agreements on behalf of the Venture. The Venturers authorize the Committee to cause the Venture to make capital contributions to El Conquistador Partnership L.P. as and when required by the Venture under the El Conquistador Partnership Agreement and to otherwise do all things and execute all documents as may be necessary or desirable in connection therewith and performance of the Venture's obligations thereunder.

        4.     Capital Contributions and Liabilities.

               4.1. The Venturers shall contribute up to an aggregate of NINE MILLION Dollars ($9,000,000) to the capital of the Venture in cash, in such amounts and at such time or times as shall be determined by the Committee. The maximum amount of each Venturer's


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capital  contribution  ("Capital  Contribution') and each Venturer's  percentage interest in the Venture (the "Percentage Interest") shall be as follows:

                    MAXIMUM CAPITAL CONTRIBUTION            PERCENTAGE INTEREST

       WMS                  $4,500,000.00                            50%

       ITP                   1,800,000.00                            20%

       KMA                   1,800,000.00                            20%

       HIG                     900,000.00                            10%
                             ------------                            ---

                            $9,000,000.00                            100%

; provided, however, that the Venturers are considering adjusting their capital contributions and Percentage Interests in the Venture to increase HIG's interest to 33 1/3 and reduce the interests of the other Venturers. Any such adjustment will be effected only by a written amendment to this agreement.

Whenever Capital Contributions are to be made, each Venturer shall make such Capital Contribution within 5 business days after its receipt of a written notice therefor from the Committee and each Venturer's Capital Contribution shall be made in the same proportion as such Venturer's Percentage Interest. No Venturer shall be required to make a Capital Contribution in excess of its Percentage Interest of the total Capital Contributions then being made. Notwithstanding the foregoing, in addition to the Capital Contributions required under this Section 4.1, the Koffman Venturers and HIG shall make the additional contributions to the Venture, if any, required by Section 10.3 hereof.

               4.2. No interest shall be payable to the Venturers by the Venture on Capital Contributions.

               4.3. All liabilities of the Venture in excess of the assets of the Venture shall be borne by the Venturers in proportion to their Percentage Interests.


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        5.     Books and Records, Reports, etc.

               5.1. The Venture shall maintain at its principal office full and proper records and books of account based upon generally accepted accounting principles consistently applied.

               5.2. The fiscal year of the Venture shall end on each June 30 or such other fiscal year as shall be determined by the Committee.

               5.3. Each of the Venturers shall have the right at all reasonable times to have any and all of the Venture's records and books of account inspected at its own expense by its own employees, attorneys or accountants.

               5.4. Initially the firm of Ernst and Young shall serve as the independent certified public accountants for the Venture.

               5.5. WMS is hereby designated as the tax matters partner within the meaning of Section 6231(a)(7) of the Internal Revenue Code of 1986, as amended (the "Tax Matters Partner").

                       (A) Duties of Tax Matters Partner. To the extent and in the manner provided by applicable law and regulations, the Tax Matters Partner shall:


                             (1) furnish  the  name,  address,  interest  in the
Venture and taxpayer identification number of each Venturer, including any successor to a Venturer, to the Secretary of the Treasury or his delegate (the "Secretary");

                             (2) keep   each    Venturer    informed    of   any
administrative or judicial proceedings for the adjustment at the Venture level of any item required to be taken into account by a Venturer for income tax purposes (such administrative proceeding referred to


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hereinafter  as  a  "tax  audit"  and  such  judicial   proceeding  referred  to
hereinafter as "judicial review").

                       (B) Authority of Tax Matters Partner. Without the consent of the other Venturers, the Tax Matters Partner shall not:

                             (1) enter into any  settlement  with  the  Internal
Revenue Service, the Secretary or other taxing authority;

                             (2)  seek  judicial  review  of  any administrative
adjustment;

                             (3) file a request for an administrative adjustment
or a petition for judicial review with respect thereto;

                             (4) enter into  any  agreement  with  the  Internal
Revenue Service or other taxing authority to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Venturer for tax purposes, or an item affected by such item; or

                             (5) take  any   other  action  on   behalf  of  the
Venturers or the Venture in connection with any tax audit or judicial review regardless of whether or not permitted by applicable law or regulations.

                       (C) Participation by Other Venturers. The Tax Matters Partner shall give reasonable advance notice to the other Venturers of all meetings and discussions between the Venture and the Internal Revenue Service, the Secretary and all other governmental authorities and courts asserting jurisdiction with respect to tax matters and all agents and representatives of the foregoing and the other Venturers shall have the right, together with the Tax Matters Partner, to meet, discuss and negotiate with such persons and entities.


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               5.6.    The Venture  shall  maintain such bank accounts as  shall
be approved by the Committee.

        6.     Profits/Losses and Cash Distributions.

               6.1. The Venture shall establish and maintain a "Capital Account"
for each Venturer throughout the full term of the Venture in accordance with Treasury Regulation ("Treas. Reg.") 'SS'1.704-1(b)(2)(iv), as such regulation may be amended from time to time. To the extent not inconsistent with such rules, the following provisions shall apply (capitalized terms used in this Article and not otherwise defined herein or in the Appendix shall have the same meaning ascribed to such terms in the El Conquistador Partnership Agreement as applied to the Venture and shall refer to those amounts or funds constituting such defined terms under the El Conquistador Partnership Agreement which are allocated to the Venture except that the term Net Loss as used herein shall include Net Loss from a Capital Transaction):

               The Capital Account of each Venturer shall be credited with (i) such Venturer's Capital Contribution and (ii) such Venturer's share of Net Income and Gain from a Capital Transaction (or items thereof) of the Venture. The Capital Account of each Venturer shall be debited by (i) the amount of distributions made to such Venturer and (ii) such Venturer's share of Net Loss (or items thereof), including expenditures which can neither be capitalized nor deducted for tax purposes.

               6.2. Income and losses of the Venture for U.S. Federal income tax purposes shall be allocated and charged to the Venturers' Capital Accounts as provided in the Appendix annexed hereto.


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               6.3.  The Venture  shall  distribute  cash in such amounts and at such times as shall be determined by the Committee, to the Venturers in proportion to their Percentage Interests, provided however that the Koffman Venturers and HIG are required to restore certain distributions to the Venture in connection with a liquidation of the Venture in accordance with Section
10.3 hereof and further provided that proceeds from the sale of substantially all of the assets of the Venture or a distribution to the Venture representing the liquidation of El Conquistador Partnership L.P. or the Interest of the Venture in El Conquistador Partnership L.P. or the sale of substantially all of the assets of El Conquistador Partnership L.P. shall be distributed in accordance with Sections 10.2.3 and 10.2.4 hereof.

        7.     Restriction on Dispositions of Interests in the Venture.

               No Venturer may assign, transfer, sell, pledge, hypothecate, mortgage, exchange or otherwise transfer or dispose of (any of the foregoing being referred to by the terms "Dispose" or "Disposition") all or any part of its interest in the Venture (referred to herein as an "Interest"), without the written consent of the other Venturers, except that each Venturer shall be entitled to transfer all or any portion of its Interest to an affiliate which transferee shall be admitted as a Venturer hereunder, provided such transfer does not have an adverse tax impact on the other Venturers, and each Venturer shall be entitled to pledge its interest in the Venture as collateral security for obtaining financing in connection with such Venturer's Capital Contribution. Any attempted Disposition by a Venturer in violation of this Section 7, without such consent, shall be null and void.

        8.     Representations and Warranties.

               Each Venturer represents and warrants to each other Venturer as follows:


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               8.1.    WMS is a  corporation  duly  organized,  validly existing
and in good standing under the laws of the State of Delaware.

               8.2. Each of the Koffman Venturers is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Puerto Rico.

               8.3. HIG is a special partnership (pursuant to Supplement P of Puerto Rico Tax Act of 1954, as amended), organized and existing under the laws of the Commonwealth of Puerto Rico, and HASN, Inc., a corporation organized and existing under the laws of the Commonwealth of Puerto Rico is the sole general partner thereof.

               8.4. Each Venturer represents and warrants to the other Venturers that the execution, delivery and performance by such Venturer of this agreement have been duly authorized by all necessary corporate or partnership action on the part of such Venturer, and no further action or approval is required in order to constitute this agreement as the valid and binding obligation of such Venturer enforceable in accordance with its terms.

               8.5. Each Venturer represents and warrants to the other Venturers that this agreement constitutes the legal, valid and binding obligation of such Venturer, enforceable against such Venturer in accordance with its terms.

               8.6. Such Venturer is acquiring its interest in the Venture for its own account and not with a view to distribution or resale thereof other than in accordance with the provisions of this agreement and applicable securities laws.

        9.     Puerto  Rico  Gaming  Authority  Approvals;  Tax  Exemptions  and
Elections.

               9.1. Each Venturer shall use its best efforts to obtain and thereafter maintain all consents, approvals and authorizations which are necessary or appropriate to be obtained and


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maintained  by such  Venturer in order to effect the  purposes  of the  Venture, including all consents, approvals and authorizations from the Treasury of the Commonwealth of Puerto Rico and any other governmental body or agency having authority over licensing of gambling in the Commonwealth of Puerto Rico and any tax exemption granted to the Venture by the Commonwealth of Puerto Rico; provided, however, that nothing contained in this Article shall require any party to consent to modify any provisions of this agreement or any other document referred to herein in any manner materially adverse to its interests.

               9.2. Promptly following the date hereof, the Venture shall file appropriate documents with the taxing authorities or otherwise to elect to be treated for Puerto Rican income tax purposes as a special purpose partnership. The Venture and each of the Ventures shall prepare, execute and file appropriate documents and returns with the taxing authorities of Puerto Rico or otherwise in a manner so as to reduce, minimize or eliminate Puerto Rican income taxes payable by the Venturers including, without limitation, the election by the Venture to be treated for Puerto Rican income tax purposes as a special purpose partnership. The Venture shall maintain separate books and records with respect to allocations of income and loss and affects on each Venturer's Capital Account for purposes of Puerto Rico income tax reporting requirements.

        10.    Termination and Liquidation.

               10.1. The Venture shall terminate upon the occurrence of any of the following events:

                       (A) The end of its term as  provided  in Section  hereof.
                       (B) Mutual agreement of the Venturers.


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                       (C)   The sale of all of the  Venture's  Interests  in El
Conquistador Partnership L.P.

                       (D)   The termination of El Conquistador Partnership L.P.
               10.2. Upon termination of the Venture for any reason, the Venture shall continue its business solely for the purpose of winding up its affairs and shall be liquidated as rapidly as sound business judgment permits. All decisions with respect to disposition of Venture assets, collection or compromise of any amounts receivable and payment or compromise of any amounts payable by the Venture shall be made by the Committee or, if the Committee has ceased to exist, the Venturers having Percentage Interests in excess of 50%. The assets of the Venture shall be applied for the following purposes in the following order:

                       10.2.1. First, to the payment or provision for payment of all just debts and obligations of the Venture to creditors other than the Venturers, and for the expenses of winding up the affairs of the Venture.

                       10.2.2. Next, to the payment of all amounts due from the Venture to the Venturers other than amounts due the Venturers under Sections 10.2.3, 10.2.4 and 10.2.5, and hereof.

                       10.2.3. Next to WMS in an amount equal to its Unrecovered Capital.

                       10.2.4. Next   to   the   Koffman  Venturers  and  HIG in
proposition to their respective Percentage Interests in an amount equal to their Unrecovered Capital.

                       10.2.5. Any remaining assets of the Venture shall be distributed pro rata to the Venturers in proportion to their respective Percentage Interests.


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               10.3. In the event that the  distribution to  WMS  under  Section
10.2.3 is less than its Unrecovered Capital, the Koffman Venturers and HIG shall each contribute to the Venture in proportion to their respective Percentage Interests the lesser of (i) the balance of WMS's Unrecovered Capital or (ii) an amount equal to all distributions to them of Extraordinary Cashflow from the inception of the Venture.

        11.    Miscellaneous.

               11.1. All of the representations, warranties, covenants and agreements made by the parties to this agreement shall survive for the full period of any applicable statute of limitations.

               11.2. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. No change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

               11.3. This agreement may be executed in one or more counterparts, and shall become effective when one or more counterparts has been signed by each of the parties.

               11.4. Any and all notices or other communications or deliveries required or permitted to be given pursuant to any of the provisions of this agreement shall be deemed sufficiently given or furnished for all purposes if in writing and delivered personally to such Venturer; transmitted by confirmed fax; sent by certified mail, in a sealed envelope, with postage prepaid; or sent by responsible overnight delivery service addressed to such Venturer at its address set forth on Exhibit C annexed hereto or at such other address as such Venturer shall have previously designated by written notice as provided in this Section to the other


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Venturers; and shall be effective when personally delivered or transmitted, five business days after mailing or the next business day after delivery to a responsible overnight delivery service.

               11.5. No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of a similar or different nature, unless expressly so stated in writing. No amendment of the provisions hereof shall be effective unless in writing and signed by all of the parties hereto.

               11.6. Should any clause, section or part of this agreement be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this agreement which can be effected without such illegal clause, section or part shall nevertheless continue in full force and effect.

               11.7.   This  agreement   shall   be  governed,  interpreted  and
construed in accordance with the laws of the State of New York.

               11.8. Each of the parties hereto consents to the jurisdiction of the Courts of the State of New York and the United States District Court for the Southern District of New York with respect to any matter arising with respect to this agreement, shall subject itself to the jurisdiction of such courts and agrees that service of process upon it may be made in any manner permitted by the laws of the State of New York. Without limiting the generality of the foregoing, service of process will be deemed sufficient if sent by registered or certified mail to a party hereto at the address for such party set forth in
Section 11.4 hereof. In addition, the parties hereto agree that the venue for any state court action shall be New York County.

               11.9. This agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except for Dispositions of Interests permitted by this agreement, this agreement shall not be assignable by any of the parties hereto without the prior written consent of all other parties hereto and any attempt to assign this agreement shall be void and of no effect.

               11.10. The headings or captions to sections of this agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the parties or effect any of the provisions of this agreement.

               IN WITNESS WHEREOF, this agreement has been made and executed as of the date and year first above written.

                                WMS EL CON CORP.

                                By:
                                   -----------------------------------------
                                   Norman J. Menell, President

                                INTERNATIONAL TEXTILE PRODUCTS OF
                                  PUERTO RICO, INC.

                                By:
                                   ------------------------------------------
                                   Richard E. Koffman

                                KMA ASSOCIATES OF PUERTO RICO, INC.

                                By:
                                   ------------------------------------------
                                   Richard E. Koffman

                                    HOSPITALITY INVESTOR GROUP, S.E.

                                    By: HASN, INC., general partner

                                    By:
                                       --------------------------------------
                                       Hugh A. Andrews, President

                                    APPENDIX

The following constitutes an Appendix to the WKS EL CON ASSOCIATES JOINT VENTURE AGREEMENT dated January 9, 1990 and shall be deemed a part thereof as if fully set forth therein.

        The allocations to the Capital Account of each Venturer for Federal income tax purposes of Net Income, Gain from a Capital Transaction, Net Loss, and Depreciation or, where required, the allocation of items or elements of any of the foregoing, and the allocation of gross income, if required, shall be made in accordance with this Appendix. The Venturers wish to have the allocations made in accordance with Article I of this Appendix but recognize that under certain circumstances such allocations may diverge from allocations that may be required to be made for tax purposes. Article II of this Appendix sets forth certain targets which must be met by the allocations in Article I. To the extent that there is divergence between the results of allocations under Article I and
Article II, Article I is subject to Article II. Article II prescribes the order in which the allocations in Article I are to be adjusted if such adjustments are required to bring the Article I allocations into conformity with the results mandated by Article II. Article III sets forth certain provisions required by the Regulations and both Article I and Article II are subject to
Article III.

I.      ALLOCATIONS OF NET INCOME, NET LOSS AND GAIN
        FROM A CAPITAL TRANSACTION AND DEPRECIATION

        1. NET INCOME: For each fiscal year of the Venture for which the Venture has Net Income represented by Operating Cash Flow an amount of Net Income equal to the Operating

Cash Flow which is to be distributed to each Venturer shall be allocated to such Venturer, and the balance, if any, of such Net Income shall be allocated.

               FIRST: To WMS to the extent its Capital Account is less than its Unrecovered Capital after giving effect to the distribution of the cash.

               SECOND: To the Koffman Venturers and HIG to the extent that their respective Capital Accounts are less than their Unrecovered Capital in proportion to their respective Percentage Interests until the Capital Account of each Venturer equals its Unrecovered Capital.

               THIRD: To WMS, Koffman and Andrews in proportion to their respective Percentage Interests.

        2. NET LOSS: For each year of the Venture with respect to which the Venture has a Net Loss such Net Loss shall be allocated and charged to the Capital Accounts of the Venturers in the following manner:

               FIRST:   100% to the Koffman  Venturers  and  HIG  in  proportion
to their respective Percentage Interests until the Capital Accounts of such Venturers have been reduced to zero;

               SECOND: To the Koffman Venturers and HIG in proportion to their respective Percentage Interests to the extent that the sum of (i) prior allocations to them of Net Loss under this Paragraph SECOND and Paragraph FIRST of this Section 2 and (ii) prior allocations of Depreciation under Paragraphs FIRST and SECOND of Section 4 of this Appendix are less than $4.5 million. (The Koffman Venturers and HIG are each in effect required to restore a deficit in its Capital Account attributable to allocation to them of Net Loss under this Paragraph SECOND).

               THIRD: To WMS until the Capital Account of WMS has been reduced to zero.
               FOURTH: To the Venturers in proportion to their respective Percentage Interests.

               Notwithstanding the foregoing, Nonrecourse Deductions shall be allocated (a) 50% to WMS and (b) 50% to the Koffman Venturers and HIG in proportion to their respective Percentage Interests.

        3. GAIN FROM A CAPITAL TRANSACTION: Gain from a Capital Transaction realized by the Venture after giving effect to Sections 3 and 4 of Article III of this Appendix but prior to giving effect to any distribution of Extraordinary Cashflow in respect of such transaction shall be allocated and credited to the Capital Accounts of the Venturers as follows:

               FIRST: To WMS to the extent its Capital Account is less than its Unrecovered Capital;

               SECOND: To the Koffman Venturers and HIG in proportion to their Percentage Interests to the extent their Capital Accounts are less than their Unrecovered Capital;

               THIRD: To WMS, the Koffman Venturers and HIG in proportion to their Percentage Interests.

        4.     ALLOCATION OF DEPRECIATION:

               (A) For each fiscal year of the Venture there shall be charged to the Capital Account of each Venturer, and allocated to each Venturer for income tax purposes, an amount of the Depreciation (which is not a Nonrecourse Deduction) as follows:

               FIRST: To the Koffman Venturers and HIG in proportion to their respective Percentage Interests until their Capital Accounts shall be reduced to zero;

               SECOND: To the Koffman Venturers and HIG in proportion to their respective Percentage Interests to the extent that the sum of (i) current and prior allocations of Net Loss under Paragraphs FIRST and SECOND of Section 2,
(ii) prior allocations of Depreciation under this Paragraph and Paragraph FIRST of this Section 4 are less that $6 million. The Koffman Venturers and HIG shall each be in effect required to restore any deficit in its Capital Accounts attributable to depreciation allocated under this Paragraph;

               THIRD: To WMS until its Capital Account shall be reduced to zero; and
               FOURTH: Subject to Section 2 of Article III of this Appendix, any remaining Depreciation shall be allocated to the Venturers in proportion to their Percentage Interests.

               Notwithstanding the foregoing Paragraphs FIRST through FOURTH, Depreciation which is a Nonrecourse Deduction shall be allocated to the Venturers in accordance with the last sentence of Section 2 of this Article.

               (B) Recapture shall be allocated to the Venturers as follows (i.e., the portion of the gain allocated to a Venturer which constitutes Recapture shall be determined as follows): to the extent possible, there shall be allocated to each Venturer that portion of such Recapture which is equal to the fraction, the numerator of which is the Depreciation deductions that generated such Recapture allowable with respect to the property being sold theretofore allocated to such Venturer (or a predecessor in interest to such Venturer), and the denominator of which is the total Depreciation deductions that generated such Recapture (or other items of deduction that generated such Recapture) allowable with respect to the Venture property being sold theretofore allocated to all Venturers provided, however, that under no circumstances shall there be allocated to any Venturer Recapture in excess of the Gain from a Capital Transaction allocated to such Venturer (and such excess shall be allocated instead to the other Venturers).

II.     ALLOCATIONS TO CONFORM TO TARGET CAPITAL ACCOUNTS.

        If the Capital Account of a Venturer at the end of any fiscal year as determined by the application of Article I and III differs from that Venturer's Target Capital Account, the allocations provided for in Article I of this Appendix shall be modified so that each Venturer's Capital Account shall equal its Target Capital Account. Modification pursuant to the preceding sentence shall be subject to the requirements that (i) the ceiling rule as set forth in Code Section 1.704-1(a)(2) as it may be applied by the Internal Revenue Service will not be violated and (ii) the provisions of Article III of this Appendix may not be violated. Subject to the foregoing, the modifications required hereunder shall be made by first reallocating Net Income or Net Loss, as the case may be, and then Gain from a Capital Transaction and next by reallocating Depreciation and then, if necessary, by reallocating Items of Net Income and Net Loss but the allocation of Non-recourse Deductions in Article I shall not be modified.

III.    EXCEPTIONS.

        Notwithstanding anything to the contrary contained in this Appendix, the following shall apply:

        1. GENERAL LIMITATION: No allocation shall be made to a Venturer which would cause such Venturer to have a deficit balance in its Adjusted Capital Account which exceeds the sum of such Venturer's share of Partnership Minimum Gain and such Venturer's Share of Minimum Gain Attributable to Partnership Nonrecourse Debt and, in the case of the Koffman

Venturers and HIG, the deficit balance in their Capital Accounts that they are obligated to restore.

        2. VENTURER NONRECOURSE DEDUCTIONS: Any and all items of Net Loss and deduction and any and all expenditures described in Section 705(a)(2)(B) of the Code (or treated as expenditures so described pursuant to Section 1.704-1(b)(2)(iv)(i) of the Regulations) (collectively, "Partner Nonrecourse Deductions") that are (in accordance with the principles set forth in Section 1.704-1T(b)(4)(iv)(h)(3) of the Regulations) attributable to Partner Nonrecourse Debt shall be allocated to the Venturer that bears the Economic Risk of Loss for such Partner Nonrecourse Debt. If more than one Venturer bears such Economic Risk of Loss, such Partner Nonrecourse Deductions shall be allocated between or among such Venturers in accordance with the ratios in which they share such Economic Risk of Loss.

        3. VENTURE MINIMUM GAIN: If there is a net decrease in Partnership Minimum Gain for any fiscal year of the Venture, there shall be allocated to each Venturer for such fiscal year, before any other allocation is made of Venture items under Article I or Article II of this Appendix, items of income and gain for such year (and, if necessary, for subsequent years) in proportion to, and to the extent of, an amount equal to the greater of: (1) the portion of such Venturer's share of the net decrease in Partnership Minimum Gain during such fiscal year that is allocable (in accordance with the principles set forth in Section 1.704-1T(b)(4)(iv)(e)(2) of the Regulations) to the sale or other disposition of Venture property subject to one or more Nonrecourse Liabilities of the Venture; or (2) the deficit balance in such Venturer's Adjusted Capital Account at the end of such fiscal year (other than a deficit balance that such Venturer is obligated to restore). The amount of such deficit balance which needs to be eliminated shall be reduced by the amount of such Venturer's share of Partnership Minimum Gain and such Venturer's share of Minimum Gain Attributable to Partner Nonrecourse Debt (computed, in each case, by reference to the amount of Partnership Minimum Gain and Minimum Gain Attributable to Partnership Nonrecourse Debt after taking into account any changes thereto during such fiscal year). Items of income and gain to be allocated pursuant to the foregoing provisions of this Section 3 shall consist first of gains recognized from the disposition of items of Venture property subject to one or more Nonrecourse Liabilities of the Venture to the extent of the decrease in Partnership Minimum Gain attributable to the disposition of such items of Venture property (or a proportionate share of each such gain if such gains exceed the amount of income and gain required to be allocated pursuant to the foregoing provisions of this Paragraph for such fiscal year), and then of a pro rata portion of the other items of Venture income and gain for that year.

        4. MINIMUM GAIN ATTRIBUTABLE TO PARTNER NONRECOURSE DEBT: If there is, for any fiscal year of the Venture, a net decrease in the Minimum Gain Attributable to Partner Nonrecourse Debt, there shall be allocated to each Venturer that has a share of Minimum Gain Attributable to Partner Nonrecourse Debt at the beginning of such fiscal year before any other allocation under
Section 704(b) of the Code is made pursuant to this Appendix (other than an allocation required pursuant to the provisions of Section 3 of this Article of this Appendix) items of income and gain for such fiscal year (and, if necessary, for subsequent years) in proportion to, and to the extent of, an amount equal to the greater of: (i) the portion of such Venturer's share of the net decrease in the Minimum Gain Attributable to Partner Nonrecourse Debt that is allocable (in accordance with the principles set forth in Section 1.704- 1T(b)(4)(iv)(h)(4) of the Regulations) to the sale or other disposition of Venture property subject to such Partner Nonrecourse Debt; or (2) the deficit balance in such Venturer's Adjusted Capital Account at the end of such fiscal year (other than a deficit balance that such Venture is obligated to restore). The amount of such deficit balance which needs to be eliminated shall be reduced by the amount of such Venturer's Share of Partnership Minimum Gain and such Venturer's Share of Minimum Gain Attributable to Partner Nonrecourse Debt (computed, in each case, by reference to the amount of Partnership Minimum Gain and Minimum Gain Attributable to Partner Nonrecourse Debt after taking into account any changes thereto during such fiscal year). The determination of which items of income and gain to be allocated pursuant to the foregoing provisions of this Paragraph of this Section shall be made in a manner that is consistent with the principles contained in Section 1.704-1T(b)(4)(iv)(e)(2) of the Regulations.

        5. QUALIFIED INCOME OFFSET: In the event any Venturer unexpectedly receives any adjustments, allocations or distributions described in Section 1.704-1(b)(2)(ii)(d)(4), (5), or (6) of the Regulations (modified, as appropriate, by Sections 1.704-1T(b)(4)(iv)(e)(3) and (h)(4) of the Regulations), there shall be specially allocated to such Venturer such items of Venture income and gain, at such times and in such amounts as will eliminate as quickly as possible the deficit balance (if any) in its Capital Account (in excess of the sum of such Venturer's share of Partnership Minimum Gain, such Venturer's share of Minimum Gain Attributable to Partner Nonrecourse Debt and the deficit balance that such Venturer is obligated to restore) created by such adjustments, allocations or distributions.

        6. For purposes of this Article the Venture shall take into account (1) the sum of its share of Nonrecourse Deductions of El Conquistador Partnership L.P. (which in this paragraph shall include any other partnership in which it owns an interest) and distributions to it of the Proceeds of a Nonrecourse Liability that are allocable to an increase in the Partnership Minimum Gain of El Conquistador Partnership, (2) its share of any net decrease in the Partnership Minimum Gain of El Conquistador Partnership L.P., (3) its share of any net decrease in the Partnership Minimum Gain of El Conquistador Partnership L.P. that is allocable to the disposition of property of the El Conquistador Partnership subject to one or more Nonrecourse Liabilities of El Conquistador Partnership L.P., (4) distributions to it by El Conquistador Partnership L.P. of the proceeds of a Nonrecourse Liability that are allocable to an increase in the Partnership Minimum Gain of EL Conquistador Partnership L.P., (5) its share of El Conquistador Partnership L.P. Nonrecourse Deductions, (6) its share of liabilities of El Conquistador Partnership L.P. all in accordance with the provisions of Treasury Regulations Section 1.704-IT(b)(4)(iv)(j). This Section is intended to implement the provisions of Regulations Section 1.704-IT and shall be implemented accordingly.

        IV. SPECIAL ALLOCATION RULES AND VENTURE ELECTIONS.

        1. Income, gain, loss and deduction with respect to property contributed to the Venture by a Venturer (and with respect to other circumstances for which Treas. Reg. 'ss' 1.704-1(b) requires Code Section 704(c) principles to be applied) shall be allocated among the Venturers for tax purposes so as to take account of the variation between the basis (within the meaning of Section 704(c) of the Code) of the property to the Venture and its fair market value at the time of contribution (or the variation between the basis and value or applicable Capital Account at the time the principles of Section 704(c) of the Code are to be applied).

        2. In the event a Venturer transfers all or part of its interest in the Venture, or in the event an interest in the Venture, or in the event an interest in a Venturer that itself is a venture is transferred, the Venture shall, upon request of the transferee, elect, pursuant to Section 754 of the Code, to adjust the basis of the property owned by the Venture in accordance with Section 743 of the Code.

        3. The Venture shall elect the straight line method of depreciation and the shortest permissible recovery periods (within the meaning of Section 168 of the Code) with respect to the Resort.

        4. Except as otherwise provided in this agreement, all other elections required or permitted to be made by the Venture under the Code shall be made by mutual agreement of all the Venturers.

                                    EXHIBIT C

                              ADDRESSES FOR NOTICES

WMS
WMS EL CON CORP.
c/o WMS Industries Inc.
767 Fifth Avenue - 23rd Floor
New York, New York  10153
Attention: Norman J. Menell, President
Telecopy:  (212) 319-9789

        with copy to

Whitman & Ransom
200 Park Avenue
New York, New York  10166
Attention: Jeffrey N. Siegel, Esq.
Telecopy:  (212) 351-3131

ITP

International Textile Products
  of Puerto Rico, Inc.
c/o Richford American
950 Third Avenue - 19th Floor
New York, New York  10022
Attention: Burton I. Koffman
Telecopy:  (212) 888-1155

KMA

KMA Associates of Puerto Rico, Inc.
c/o Richford American
950 Third Avenue - 19th Floor
New York, New York  10022
Attention: Burton I. Koffman
Telecopy:  (212) 888-1155

HOSPITALITY

Mr. Hugh A. Andrews
Condado Plaza Hotel & Casino
Suite 501
999 Ashford Avenue
San Juan, Puerto Rico  00906
Telecopy:  (809) 791-7955

                          FIRST AMENDMENT TO WKA EL CON

                       ASSOCIATES JOINT VENTURE AGREEMENT

               FIRST AMENDMENT (the "First  Amendment")  dated as of January 31,
1990 by and among WMS EL CON CORP., a Delaware corporation ("WMS"), INTERNATIONAL TEXTILE PRODUCTS OF PUERTO RICO, INC., a Puerto Rican corporation ("ITP"), KMA ASSOCIATES OF PUERTO RICO, INC., a Puerto Rican corporation ("KMA") (ITP and KMA being referred to herein collectively as the "Koffman Venturers") and HOSPITALITY INVESTOR GROUP, S.E., a Puerto Rico Special Partnership ("HIG") (WMS, the Koffman Venturers and HIG being hereinafter sometimes referred to collectively as the "Venturers" and separately as a "Venturer").

                              W I T N E S S E T H :

        ` WHEREAS, on January 9, 1990, the Venturers formed WKA El Con Associates, a joint venture (the "Venture"), under the terms of a joint venture agreement (the "Joint Venture Agreement"), for the purpose of becoming a general partner and a limited partner of El Conquistador Partnership L.P., a Delaware limited partnership; and

               WHEREAS,   the  Venturers  desire  to  amend  the  Joint  Venture
Agreement to adjust their respective "Capital Contributions" and "Percentage Interests" in the Venture.

               NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants
contained herein, the parties hereto hereby agree as follows:

               1. All capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to such terms in the Joint Venture Agreement.

               2. Section 4.1 of the Joint Venture Agreement is hereby amended by deleting the table and proviso set forth therein and substituting in their place the following:

                                      Maximum Capital             Percentage
                                       Contribution                Interest
                      WMS             $4,188,600.00                 46.540%
                      ITP             $1,675,350.00                 18.615%
                      KMA             $1,675,350.00                 18.615%
                      HIG             $1,460,700.00                 16.230%
                                       -------------               ---------
                                      $9,000,000.00                100.000%


               3. This First Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of the counterparts shall together constitute one and the same instrument.

               4. The amendment set forth herein is limited precisely as written and shall not be deemed (a) to be a consent to any modification or waiver of any other term or condition to the Joint Venture Agreement or any other documents referred to therein.

               5. This First Amendment, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the law of the State of New York.

               IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective duly authorized officers or representatives as of the date first above written.

                                                WMS EL CON CORP.

                                                By:/s/
                                                   --------------------------
                                                   Norman J. Menell, President

                                           INTERNATIONAL TEXTILE PRODUCTS
                                             OF PUERTO RICO, INC.

                                           By:/s/
                                              ---------------------------------
                                                    Richard E. Koffman

                                                   KMA ASSOCIATES OF PUERTO
                                                      RICO, INC.

                                           By:/s/
                                              ----------------------------------
                                                      Richard E. Koffman

                                               HOSPITALITY INVESTOR GROUP, S.E.

                                           By:    HASN, INC., general partner


                                           By:/s/
                                              ----------------------------------
                                                      Hugh A. Andrews, President

                         SECOND AMENDMENT TO WKA EL CON
                       ASSOCIATES JOINT VENTURE AGREEMENT

        SECOND AMENDMENT TO WKA EL CON ASSOCIATES JOINT VENTURE AGREEMENT (the "Second Amendment") dated January 18, 1991 by and among WMS EL CON CORP., a Delaware corporation ("WMS"), AMK CONQUISTADOR, S.E., a Puerto Rico special partnership ("AMK"), and HOSPITALITY INVESTOR GROUP, S.E., a Puerto Rico Special Partnership ("HIG") (WMS, AMK AND HIG being hereinafter sometimes referred to collectively as the "Venturers" and separately as a "Venturer").

                               W I T N E S S E T H

        WHEREAS, on January 9, 1990, WMS, HIG, International Textile Products of Puerto Rico, Inc., a Puerto Rico corporation ("ITP"), and KMA Associates of Puerto Rico, Inc., a Puerto Rico corporation ("KMS"), formed WKA El Con Associates, a joint venture (the "Venture"), under the terms of a joint venture agreement, amended by First Amendment dated as of January 31, 1990 (as amended, the "Joint Venture Agreement") with the intent that the Venture become a general partner and a limited partner of El Conquistador Partnership L.P., a Delaware limited partnership (the "Partnership"); and

        WHEREAS, immediately prior to the execution and delivery of this Second Amendment, ITP and KMA formed AMK under the terms of a Deed of Constitution of a Civil Partnership under the Provisions of the Special Partnership Act, pursuant to which they have assigned to AMK their respective Interests in the Venture and all their rights and obligations under the Joint Venture Agreement and AMK has agreed to assume their obligations thereunder; and

        WHEREAS, the Ventures desire to amend the Joint Venture Agreement to reflect such assignment, the admittance of AMK as a new Venturer in the Venture and the continuance of the Venture; and

        WHEREAS, the Venturers also desire to amend the Joint Venture Agreement to provide for certain changes in the Capital Contributions to be made by them to the Venture.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:

        1. All capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to such terms in the Joint Venture Agreement.

        2. Each of WMS and HIG hereby consent pursuant to Section 7 of the Joint Venture Agreement to the assignment by ITP and KMA of their respective Interests in the Venture to AMK, the withdrawal of ITP and KMA as Venturers, the admittance of AMK as a new Venturer in the Venture and the assumption by AMK of the obligations of the Koffman Venturers under the Joint Venture Agreement.

        3. All references to "ITP," "KMA," "Koffman Venturer" and "Koffman Venturers" in the Joint Venture Agreement shall henceforth be deemed to be references to AMK, and AMK shall be bound by and entitled to the benefits of and shall perform the obligations of such entities under the Joint Venture Agreement as if it were an original party thereto:

        4. Section 4.1 of the Joint Venture Agreement is hereby amended by deleting the first two sentences thereof, including the table set forth therein, and substituting in their place the following:

               The Venturers shall contribute up to an aggregate of NINE MILLION DOLLARS ($9,000,000) plus all WHMC Loan

2








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



               Amounts (as hereinafter defined) to the capital of the Venture in cash, in such amounts and at such time or times as shall be determined by the Committee (each Venturer's portion of any such amount being hereinafter referred to as a "Capital Contribution"). The amount of each Venturer's Capital Contribution with respect to such $9,000,000 and each Venturer's percentage interest in the Venture (the "Percentage Interest" ) shall be as follows:

                                 Capital                Percentage
                              Contribution                Interest
               WMS           $4,188,600.00                 46.54%
               AMK           $3,350,700.00                 37.23%
               HIG           $1,460,700.00                 16.23%
                             -------------                ------
                             $9,000,000.00                100.00%


               The amount of each Venturer's Capital Contribution with respect to each WHMC Loan Amount shall be determined by multiplying such WHMC Loan Amount by such Venturer's Percentage Interest. As used herein, the term "WHMC Loan Amount" means each of the following amounts payable by the Venturer to Williams Hospitality Management Corporation ("WHMC") pursuant to the Loan and Reimbursement Agreement, dated as of June 30, 1990, between WHMC and the Venture (the "WHMC Loan Agreement"), calculated as of the date on which such amounts are paid or to be paid to WHMC: (a) all interest due and payable to WHMC on the Loans (as defined in the WHMC Loan Agreement), (b) all costs and expenses incurred by WHMC in obtaining the ScotiaBank Loan (as defined in the WHMC Loan Agreement), including, without limitation, the $190,000 commitment fee paid by WHMC to ScotiaBank de Puerto Rico in connection with the ScotiaBank Loan, and (c) all principal due and payable on the Carrying Cost Loan (as defined in the WHMC Loan Agreement).

        5.     Representations and Warranties

        AMK represents and warrants to WMS and HIG as follows:

               (a) AMK is a special partnership duly organized, validly existing and in good standing under the laws of the Commonwealth of Puerto Rico. The sole partners of AMK are ITP and KMA.

3








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



               (b) The execution and delivery of this Second Amendment and the performance by AMK of its obligations under the Joint Venture Agreement, as amended hereby, have been duly authorized by all necessary partnership action on the part of AMK, and no further action or approval is required in order to constitute the Joint Venture Agreement, as amended hereby, the valid and binding obligation of AMK, enforceable in accordance with its terms.

               (c) Each of this Second Amendment and the Joint Venture Agreement, as amended hereby, constitutes the legal, valid and binding obligation of AMK, enforceable against AMK in accordance with its terms.

               (d) AMK is acquiring its Interest for its own account and not with a view to distribution or resale thereof other than in accordance with the provisions of the Joint Venture Agreement, as amended hereby, and applicable securities laws.



     6. Each of WMS and HIG reconfirms for the benefit of AMK its respective representations and warranties in Section 8 of the Joint Venture Agreement and further represents and warrants to the other Venturers that

               (a) the execution and delivery of this Second Amendment and the performance by such Venturer of its obligations under the Joint Venture Agreement, as amended hereby, have been duly authorized by all necessary corporate or partnership action on the part of such Venturer, and no further action or approval is required in order to constitute the Joint Venture Agreement, as amended hereby, the valid and binding obligation of such Venturer in accordance with its terms.

               (b) Each of this Second Amendment and the Joint Venture Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Venturer, enforceable against such Venturer in accordance with its terms.


        7. The Venturers reconfirm the Venture with AMK, WMS and HIG as general partners of the Venture and agree that the Venture shall continue its existence in accordance with the Joint Venture Agreement, as amended hereby.

        8. This Second Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of the counterparts shall together constitute one and the same instrument.

        9. The amendment set forth herein is limited precisely as written and shall not be deemed to be a consent to any modification or waiver of any other term or condition of the Joint Venture Agreement or any other documents referred to therein.

        10. This Second Amendment, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the law of the State of New York, without giving effect to the choice of law provisions thereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective duly authorized officers or representatives on the date first above written.

                                         WMS EL CON CORP.

                                         By  /s/
                                             ----------------------------------
                                             Name:      Norman J. Menell
                                             Title:     President

                                          AMK CONQUISTADOR, S.E.

                                          By INTERNATIONAL TEXTILE

                                          PRODUCTS OF PUERTO RICO, INC.,

                                          Managing Partner

                                          By  /s/
                                              ----------------------------------
                                          Name:      Richard E. Koffman
                                          Title:     Authorized Representative

                                          HOSPITALITY INVESTOR GROUP, S.E.

                                          By HASN, INC., Managing Partner

                                          By  /s/
                                              ----------------------------------
                                          Name:      Hugh A. Andrews
                                          Title:     President

6









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



                          THIRD AMENDMENT TO WKA EL CON
                       ASSOCIATES JOINT VENTURE AGREEMENT


        THIRD AMENDMENT TO WKA EL CON ASSOCIATES JOINT VENTURE AGREEMENT (the "Third Amendment") dated as of April 20, 1992, by and among WMS EL CON CORP., a Delaware corporation ("WMS"), AMK CONQUISTADOR, S.E., a Puerto Rico special partnership ("AMK"), and HOSPITALITY INVESTMENT GROUP, S.E., a Puerto Rico special partnership ("HIG") (WMS, AMK and HIG being hereinafter sometimes referred to collectively as the "Venturers" and separately as a "Venturer").

                               W I T N E S S E T H

               WHEREAS, on January 9, 1990, WMS, HIG, International Textile Products of Puerto Rico, Inc., a Puerto Rico corporation, and KMA Associates of Puerto Rico, Inc., a Puerto Rico corporation, formed WKA El Con Associates, a joint venture (the "Venture"), under the terms of a joint venture agreement, amended by First Amendment dated as of January 31, 1990 and amended by Second
Amendment dated as of January 18, 1991 (as amended, the "Joint Venture Agreement") with the intent that the Venture become a general partner and a limited partner of El Conquistador Partnership L.P., a Delaware limited partnership (the "Partnership"); and

               WHEREAS, the Venturers have heretofore paid $1,555,700.00 towards their original Capital Contribution obligations of which $750,000.00 was credited towards the original Capital Contribution to the Venture of $9,000,000 and $805,700.00 was credited towards WHMC Loan Amounts; and

               WHEREAS,   the  Venturers  desire  to  amend  the  Joint  Venture
Agreement to provide for $8,000,000 of additional capital contributions by the Venturers.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:

        1. All capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to such terms in the Joint Venture Agreement.

        2. Section 4.1 of the Joint Venture Agreement is hereby further amended by deleting the change made to such Section 4 by Section 4 of the Second Amendment to the Joint Venture Agreement and substituting in its place the following:

        "4.1(a) The Venturers shall contribute up to an aggregate of SEVENTEEN MILLION DOLLARS ($17,000,000) plus all WHMC Loan Amounts (as hereinafter defined) to the capital of the Venture in cash, in such amounts and at such time or times as shall be determined by the Committee or as set forth below (each Venturer's portion of any such amount being hereinafter referred to as a "Capital Contribution"). The amount of each Venturer's Capital Contribution with respect to such $17,000,000 and each Venturer's percentage interest in the Venture (the "Percentage Interest") shall be as follows:

                              Capital                    Percentage
                            Contribution                 Interest
        WMS                  $ 7,911,800.00                46.54%
        AMK                  $ 6,329,100.00                37.23%
        HIG                  $ 2,759,100.00                16.23%
                             --------------               ------
                             $17,000,000.00               100.00%


        The amount of each Venturer's Capital Contribution with respect to each WHMC Loan Amount shall be determined by multiplying such WHMC Loan Amount by such Venturer's Percentage Interest. As used herein, the term "WHMC Loan Amount" means each of the following amounts payable by the Venturer to Williams Hospitality Management Corporation ("WHMC") pursuant to the Loan and Reimbursement Agreement, dated as of June 30, 1990, between WHMC and the Venture (the "WHMC Loan Agreement"), calculated as of the date on which such amounts are paid or to be paid to WHMC: (a) all interest due and payable to WHMC on the Loans (as defined in the WHMC Loan Agreement), (b) all costs and expenses incurred by WHMC in obtaining the ScotiaBank Loan (as defined in the WHMC Loan Agreement), including, without limitation, the $190,000 commitment fee paid by WHMC to ScotiaBank de Puerto Rico in connection with the ScotiaBank Loan, and (c) all principal due and payable on the Carrying Cost Loan (as defined in the WHMC Loan Agreement)."

        3. The Joint Venture Agreement is hereby further amended by adding a new Section 4.1(b) to read as follows:

        "4.1(b) Concurrently herewith the Venturers are paying an aggregate of EIGHT MILLION DOLLARS ($8,000,000) of the Capital Contribution to the capital of the Venture in cash in the same proportion as such Venturer's Percentage Interest as follows:

               WMS           $3,723,200                           46.54%
               AMK           $2,978,400                           37.23%
               HIG           $1,298,400                           16.23%
                             ----------                          ------
                             $8,000,000                          100.00%


        The Capital Contribution of $8 million paid to the capital of the Venture pursuant to this Section 4.1(b) shall be credited towards the total Capital Contribution of $17,000,000 described in Section 4.1(a) above. It is intended that this $8,000,000 of the Capital Contribution shall be used to satisfy the Venture's proportionate share of additional Capital Contributions to be made to the Partnership or to otherwise satisfy the loan balancing provisions of Section 9(k) of the Letter of Credit and Reimbursement Agreement dated February 7, 1991 (the "Reimbursement Agreement") between the Partnership and The Mitsubishi Bank, Limited (the "Bank").

        4. The Venturers reconfirm the Venture with WMS, AMK and HIG as general partners of the Venture and agree that the Venture shall continue its existence in accordance with the Joint Venture Agreement, as amended hereby.

        5. The correct name of HIG is "Hospitality Investment Group, S.E." and HIG confirms that any and all actions taken by HIG in the name "Hospitality Investor Group, S.E." are the valid, legal and binding obligations of HIG.

        6. This Third Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of the counterparts shall together constitute one and the same instrument.

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


        7. The amendments set forth herein are limited precisely as written and shall not be deemed to be a consent to any modification or waiver of any other term or condition of the Joint Venture Agreement or any other documents referred to therein.

        8. This Third Amendment, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the law of the State of New York, without giving effect to the choice of law provisions thereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective duly authorized officers or representatives on the date first above written.

                                                   WMS EL CON CORP.

                                       By
                                         ---------------------------------------
                                         Name:      Louis J. Nicastro
                                         Title:     Chairman

                                       AMK CONQUISTADOR, S.E.

                                       By    /s/
                                         ---------------------------------------
                                         Name:      Sara Koffman
                                                    and

                                       By  /s/
                                           -------------------------------------
                                          Name:      Ruthanne Koffman

                                          HOSPITALITY INVESTMENT GROUP, S.E.
                                          By HASN, INC., managing partner

                                       By  /s/
                                           -------------------------------------
                                           Name:      Hugh A. Andrews
                                           Title:     President
4






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